Securian Funds Trust

Supplement dated August 16, 2012 to the Statement of Additional Information

dated May 1, 2012

I.	The paragraph and table captioned “Compensation and Fees” on pages 52-53 of the Statement of Additional Information is replaced in its entirety by the following:

Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Trust to any of its officers or directors who is currently affiliated with Advantus Capital. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Advantus Capital. Trustees who are not currently affiliated with Advantus Capital receive compensation in connection with the Trust equal to $14,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend directors’ meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting. During the fiscal year ended December 31, 2011, each Trustee was compensated by Advantus Series Fund in accordance with the following table:

Name of Director	Aggregate Compensation from the Advantus Series Fund	Pension or Retirement Benefits Accrued as Part of Advantus Series Fund Expenses	Estimated Annual Benefits Upon Retirement
Julie K. Getchell*	$8,000	n/a	n/a
Linda L. Henderson	$33,000	n/a	n/a
William C. Melton	$33,000	n/a	n/a
Gregory S. Strong*	$6,000	n/a	n/a

*	First elected to the Board of Trustees on October 21, 2011.

II.	The first two paragraphs and the table that appear under the caption “Information Regarding the Portfolio Manager – Franklin” on page 60 of the Statement of Additional Information are replaced with the following:

INFORMATION REGARDING PORTFOLIO MANAGER— FRANKLIN

This section reflects information about the portfolio manager as of December 31, 2011.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed (x $1 million) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed (x $1 million) (1)
Michael J. Hasenstab	14	67,871.5	33	78,861.0	17	3,872.1
Canyon Chan	5	1,950.4	6	1,726.0	10	2,690.5

(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.